EXHIBIT 10.5

EXECUTION VERSION

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (this “Second Amendment”) is entered into as of the 28th day of March, 2023, by and among MEXCO ENERGY CORPORATION, a Colorado corporation (“Mexco”), FORMAN ENERGY CORPORATION, a New York corporation (“Forman”), SOUTHWEST TEXAS DISPOSAL CORPORATION, a Texas corporation (“Southwest”), and TBO OIL & GAS, LLC, a Texas limited liability company (“TBO”, and together with Mexco, Forman and Southwest, collectively, the “Borrowers” or individually a “Borrower”), and WEST TEXAS NATIONAL BANK, a national bank, as lender (the “Lender”).

Recitals:

A. The Borrowers and the Lender entered into that certain Loan Agreement dated as of December 28, 2018 (the “Original Loan Agreement”), as amended by that certain First Amendment to Loan Agreement dated as of February 28, 2020 by and among the Borrowers and the Lender (the “First Amendment”; and the Original Loan Agreement, as amended by the First Amendment, the “Loan Agreement”).

B. Pursuant to the terms of the Original Loan Agreement, (i) the Lender provided the Borrowers a revolving line of credit loan with a Commitment (as defined in the Original Loan Agreement) in the initial amount of $1,000,000.00 (the “Original RLOC Loan”), and (ii) the Borrowers executed that certain Revolving Line of Credit Promissory Note dated as of December 28, 2018 in the face amount of $1,000,000.00, payable to the order of the Lender (the “Original Note”).

C. Pursuant to the terms of the First Amendment, among other matters set forth therein, (i) the Lender increased the Commitment (as defined in the Original Loan Agreement) for the revolving line of credit loan to the Borrowers to $2,500,000.00 (the “RLOC Loan”), and (ii) the Borrowers executed that certain Revolving Line of Credit Promissory Note dated as of February 28, 2020 in the face amount of $2,500,000.00, payable to the order of the Lender (the “Prior Note”), which was given in amendment, restatement, renewal, extension and modification, but not extinguishment or novation, of the Original Note.

D. The Borrowers and the Lender desire to amend the Loan Agreement to, among other matters, extend the maturity date of the RLOC Loan.

E. Contemporaneously with the execution of this Second Amendment, the Borrowers have executed and delivered to the Lender that certain Revolving Line of Credit Promissory Note dated of even date herewith in the face amount of $2,500,000.00, payable to the order of the Lender (the “Note”), which Note is given in amendment, restatement, renewal, extension and modification, but not extinguishment or novation, of the Original Note and the Prior Note.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, it is hereby agreed among the Lender and the Borrowers as follows:

Agreement:

1. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. The definition of the defined term “Note” set forth in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“ ‘Note’ means that certain revolving line of credit promissory note in the face amount of $2,500,000.00, dated as of March 28, 2023, made by the Borrowers payable to the order of the Lender, in substantially the form attached hereto as Exhibit I, together with all deferrals, renewals or extensions thereof, which promissory note shall evidence the Advances made to the Borrowers by the Lender pursuant to Section 2.1.”

3. Section 2.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

“2.3 Repayment Provisions. Interest, computed on the unpaid principal balance of the Note, shall be due and payable in monthly installments, with the first of such installments to be paid on April 28, 2023, and subsequent installments to be paid on the twenty-eighth day of each month thereafter. All of the outstanding principal and accrued, unpaid interest hereunder shall be due and payable in full on March 28, 2026, being the date of final maturity hereunder. All payments of principal and interest required under the Note shall be made in immediately available funds, and shall be made at Lender’s principal banking offices in Midland, Texas, provided, however, the Lender may, upon thirty (30) day’s written notice to the Borrowers, designate a different place of payment. If a payment under the Note is received by the Lender more than ten (10) days after it is due, the Borrowers agree to pay a late charge to the Lender equal to five percent (5%) of the delinquent amount.”

4. Pursuant to Section 2.7 of the Loan Agreement, the amount of the Borrowing Base under the Loan Agreement shall remain at $1,500,000.00 until redetermined by the Lender in accordance with Section 2.7 of the Loan Agreement.

5. Exhibit I to the Loan Agreement is hereby replaced with Exhibit I attached hereto.

6. The effectiveness of this Second Amendment shall be subject to the following conditions precedent: (a) the Borrowers shall have executed and delivered to the Lender this Second Amendment, the Note, amendments to the Deed of Trust, and all other required documents, all in form and substance satisfactory to the Lender, and (b) the Borrowers shall have paid to the Lender a renewal fee in the amount of $9,000.00.

7. As an inducement to the Lender to enter into this Second Amendment, the Borrowers represent and warrant to the Lender that (a) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof, (b) none of the Borrowers has breached any of the covenants contained in the Loan Agreement or the other Loan Documents (except as may have been waived in writing by the Lender), and (c) no default or Event of Default now exists, nor does there exist any condition or event which, with notice and/or lapse of time, would constitute a default or Event of Default under the Loan Agreement or any of the other Loan Documents.

8. Neither the execution by the Lender of this Second Amendment nor anything contained herein shall in any way be construed or operate as a waiver by the Lender of any default or Event of Default (whether now existing or that may occur hereafter) or of any of the Lender’s rights under the Loan Agreement as hereby amended or under any of the other Loan Documents.

9. Except as provided herein, all terms and provisions of the Loan Agreement shall remain unchanged. The Borrowers hereby ratify, affirm and reaffirm all of the terms and provisions of the Loan Agreement, as amended hereby, of the Note and of the other Loan Documents to the extent each is a party thereto.

10. This Second Amendment may be executed in any number of identical separate counterparts (including by electronic or facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement.

11. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby and any reference in the Loan Documents to the Prior Note shall mean a reference to the Note (as defined herein). This Second Amendment, the Note, the amendments to the Deed of Trust, and all other documents executed in connection with this Second Amendment constitute Loan Documents under the Loan Agreement.

12. THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed effective as of the date first above written.

BORROWERS:

MEXCO ENERGY CORPORATION

By:	/s/ Nicholas C. Taylor
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

FORMAN ENERGY CORPORATION

By:	/s/ Nicholas C. Taylor
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

SOUTHWEST TEXAS DISPOSAL CORPORATION

By:	/s/ Nicholas C. Taylor
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

TBO OIL & GAS, LLC

By:	/s/ Nicholas C. Taylor
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

LENDER:

WEST TEXAS NATIONAL BANK

By:	/s/ Frank K. Stowers Frank K. Stowers
Executive Vice President

WEST TEXAS NATIONAL BANK

By:	/s/ Garrett Robinson Garrett Robinson
Portfolio Manager

Exhibit I

Form of Note

REVOLVING LINE OF CREDIT PROMISSORY NOTE

$2,500,000.00	______________, 2023

1. For value received, MEXCO ENERGY CORPORATION, a Colorado corporation (“Mexco”), FORMAN ENERGY CORPORATION, a New York corporation (“Forman”), SOUTHWEST TEXAS DISPOSAL CORPORATION, a Texas corporation (“Southwest”), and TBO OIL & GAS, LLC, a Texas limited liability company (“TBO”, and together with Mexco, Forman and Southwest, collectively, the “Makers” or individually a “Maker”), jointly and severally, promise to pay to the order of WEST TEXAS NATIONAL BANK, a national bank (the “Lender”), at its offices at 6 Desta Dr., Suite 2400, Midland, Texas 79705, in lawful money of the United States of America, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00), or so much thereof as may be advanced and outstanding at any time or from time to time pursuant to the Loan Agreement (as hereinafter defined), together with interest on the principal amount from time to time outstanding hereunder, from the date of the disbursement of such principal until maturity, at an annual rate of interest which shall from day to day be equal to the lesser of (a) the Wall Street Journal Prime Rate in effect on such date (calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days), plus one half of one percent (0.50%), or (b) the Highest Lawful Rate; provided, however, all past due principal and interest on this Note will bear interest from the maturity thereof until paid, at the Default Rate, as defined in the Loan Agreement.

2. This Note is executed pursuant to the terms of that certain Loan Agreement, dated as of December 28, 2018, by and among the Makers, as borrowers, and the Lender, as lender, as amended by that certain First Amendment to Loan Agreement, dated as of February 28, 2020, by and among the Makers, as borrowers, and the Lender, as lender, as further amended by that certain Second Amendment to Loan Agreement, dated of even date herewith, by and among the Makers, as borrowers, and the Lender, as lender, as the same may be further amended, restated, extended or otherwise modified from time to time (the “Loan Agreement”). This Note incorporates by reference the terms of the Loan Agreement. In the event of a conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement will be deemed to be controlling. Capitalized terms not defined in this Note shall have the meaning given to such terms in the Loan Agreement. This is a Revolving Line of Credit Promissory Note. Accordingly, it is contemplated that there will be Advances and payments on this Note from time to time, but no Advances or payments (including total payment of the unpaid principal balance outstanding prior to maturity) shall affect or impair the validity or enforceability of this Note as to future Advances hereunder. Notwithstanding the face amount of this Note, in no event shall the outstanding principal amount of all Advances made hereunder at any time exceed the lesser of (i) the Commitment or (ii) the Borrowing Base then in effect. Reference is made to the Loan Agreement for further statements regarding the obligation of Lender to make Advances hereunder.

3. Interest, computed on the unpaid principal balance of this Note, shall be due and payable in monthly installments, with the first of such installments to be paid on April 28, 2023, and subsequent installments to be paid on the twenty-eighth day of each month thereafter. All of the outstanding principal and accrued, unpaid interest hereunder shall be due and payable in full on March 28, 2026, being the date of final maturity hereunder. All payments of principal and interest required under this Note shall be made in immediately available funds, and shall be made at Lender’s principal banking offices in Midland, Texas, provided, however, the Lender may, upon thirty (30) day’s written notice to the Makers, designate a different place of payment. If a payment under this Note is received by the Lender more than ten (10) days after it is due, the Makers agree to pay a late charge to the Lender equal to five percent (5%) of the delinquent amount.

4. If an Event of Default should occur under the terms of the Loan Agreement, thereupon at the option of Lender, the principal balance and accrued interest of this Note will become and be due and payable forthwith without presentment, demand, notice of default, protest, notice of protest or dishonor, notice of nonpayment, notice of acceleration or the intent to accelerate, or other notice of any kind, all of which are hereby expressly waived by each Maker and each other liable party. Lender may waive any default without waiving any prior or subsequent default.

5. To the extent not prohibited by applicable Law, Makers will pay all costs and expenses and reimburse Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether a default or Event of Default will have occurred, in connection with Lender exercising any of its rights and remedies under this or any other instrument now or hereafter securing the indebtedness evidenced hereby or at Law, including, without limitation, all filing fees, taxes, brokerage fees and commissions, title review and abstract fees, Uniform Commercial Code search fees, other fees and expenses incident to title searches, reports and security interests, escrow fees, attorneys’ fees, legal expenses, and court costs, provided, however, that no right or option granted by Makers or Lender or otherwise arising pursuant to any provision of this or any other instrument will be deemed to impose or admit a duty on Lender to supervise, monitor or control any aspect of the character or condition of the assets of Makers or any operations conducted in connection with it for the benefit of any Maker or any other person or entity other than Lender.

6. If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Makers and each other liable party agree to pay Lender its collection costs, including a reasonable amount for attorneys’ fees, but in no event to exceed the maximum amount permitted by Law. Each Maker and each other liable party are and will be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and each Maker and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security, and each Maker and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security hereof, in whole or in part, with or without notice, from time to time, before or after maturity.

7. It is the intention of the parties hereto to comply strictly with the applicable usury Laws as in effect from time to time; and in this connection, there shall never be taken, reserved, contracted for, collected, charged or received on this Note or any other Obligations interest in excess of that which would accrue at the Highest Lawful Rate. For purposes of Chapter 303 of the Texas Finance Code, as amended, the Makers agree that the Highest Lawful Rate shall be the “weekly rate ceiling” as defined in such chapter, provided that the Lender may also rely, to the extent permitted by applicable Laws, on alternative maximum rates of interest under such other applicable Laws, if greater.

If under any circumstances the aggregate amount paid on the Obligations includes amounts that are by Law deemed to be interest which exceed the Highest Lawful Rate (the “Excess Interest”), the Makers and the Lender stipulate that such payment and collection will have been and will be deemed to have been, to the fullest extent permitted by applicable Laws, the result of mathematical error on the part of the Makers and the Lender, and the Lender shall promptly credit the amount of such Excess Interest on the principal amount of the outstanding Obligations, or if the principal amount of the Obligations shall have been paid in full, refund the Excess Interest to the Makers. In the event that the maturity of this Note is accelerated by reason of an election of the Lender resulting from any Event of Default, or in the event of any prepayment, then such consideration that constitutes interest under Laws applicable to the Lender may never exceed the Highest Lawful Rate, and Excess Interest, if any, provided for in this Note, the Loan Agreement or otherwise shall be canceled automatically by the Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Obligations, or if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Makers.

All sums paid, or agreed to be paid, to the Lender for the use, forbearance, and detention of the proceeds of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full term of the Obligations until paid in full so that the actual rate of interest is uniform, but does not exceed the Highest Lawful Rate, throughout the full term hereof.

8. Makers reserve the option of prepaying the principal of this Note, in whole or in part, at any time after the date hereof without penalty. At the option of Lender, it may demand (at any time at or after prepayment) all accrued and unpaid interest with respect to the principal amount prepaid through the date of prepayment. All amounts of principal so prepaid and received by the owner and holder of this Note will be applied to the last maturing installments of this Note in their inverse order of maturity.

9. This Note is secured by the Security Documents described in the Loan Agreement.

10. Lender reserves the right, exercisable in Lender’s sole discretion and without notice to Makers or any other person, to sell participations, to assign its interest or both, in all or any part of this Note or the debt evidenced by this Note.

11. This Note shall be governed by and construed in accordance with the Laws of the United States of America and the State of Texas, except to the extent the location or nature of the collateral securing this Note requires the application of the Laws of other jurisdictions to be applied as to matters of creation, perfection and priority of liens and the rights of Lender upon default.

12. This Note is given in amendment, restatement, renewal, extension and modification, but not extinguishment or novation, of (i) that certain Revolving Line of Credit Promissory Note dated as of December 28, 2018 in the face amount of $1,000,000.00, made by Makers and payable to the order of Lender, and (ii) that certain Revolving Line of Credit Promissory Note dated as of February 28, 2020 in the face amount of $2,500,000.00, made by Makers and payable to the order of Lender.

13. By execution of this Note, each Maker acknowledges the receipt of the following notices from Lender:

“THE LOAN AGREEMENT, THIS NOTE, AND ALL OTHER LOAN DOCUMENTS EXECUTED HEREWITH TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.”

“THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.”

[Signature Page Follows]

Effective as of the date first above written.

MAKERS:

MEXCO ENERGY CORPORATION

By:
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

FORMAN ENERGY CORPORATION

By:
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

SOUTHWEST TEXAS DISPOSAL CORPORATION

By:
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

TBO OIL & GAS, LLC

By:
Nicholas C. Taylor
Chairman of the Board and
Chief Executive Officer

By its signature, Lender acknowledges the truth of the notice hereinabove stated.

LENDER:

WEST TEXAS NATIONAL BANK

By:
Frank K. Stowers
Executive Vice President

WEST TEXAS NATIONAL BANK

By:
Garrett Robinson
Portfolio Manager